EXHIBIT 23.2








          CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

As   Independent   Chartered  Accountants,  we  hereby   consent   to   the
incorporation by reference in this Form S-8 Registration Statement of Registrant, Inc. of our Audit Report dated December 14, 2001 included in the Form 10-KSB annual report of Registrant. Inc. and to all references to our Firm included in this registration statement.


Yours Truly,

                    ______________/S/___________________
                    MacCallum Horn Chartered Accountants